PNG Ventures, Inc.

NEWS RELEASE

FOR IMMEDIATE RELEASE

PNG VENTURES, INC. AND SUBSIDIARIES FILE VOLUNTARY PETITIONS FOR REORGANIZATION UNDER CHAPTER 11 OF THE UNITED STATES BANKRUPTCY CODE
-- Company plans  to implement debt restructuring to enhance operations and convert majority of debt to new equity --

Dallas, Texas (September 10, 2009) PNG Ventures, Inc. today announced it and its wholly owned subsidiaries, New Earth LNG, LLC, Arizona LNG, LLC, Applied LNG Technologies USA, LLC, Fleet Star, Inc., and Earth Leasing, Inc. (collectively, the “Company”), filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Court”). The filings were made to facilitate a broad-based debt restructuring plan which contemplates conversion of a majority of the Company’s outstanding debt to new common equity, and to mitigate the impact of certain onerous contracts inherited as part of the Company’s June 30, 2008 Share Exchange Transaction with Earth Biofuels, Inc.

Throughout the reorganization process, the Company will continue to operate its business in the ordinary course and does not expect that the Chapter 11 filing will have any adverse effect on its day-to-day operations or delivery of products or services to its customers.

Cem Hacioglu, President & CEO of PNG Ventures, said “Restructuring and recapitalizing our balance sheet is a critical step in positioning the Company to take advantage of the tremendous growth opportunities in the alternative fuels market. Today’s action will allow us to secure long-term relief from some of the debilitating legacy debt and operational impediments we inherited when the Company acquired its baseline LNG operations from Earth Biofuels in June 2008 and maintain our leadership position in providing innovative natural gas based fueling solutions to our customers. We will emerge from this process with substantially less debt and a dramatically improved capital structure which, in turn, will position us to be a stronger competitor and further support our long-term objective of becoming the preeminent provider of cleaner burning fuels for the domestic and international markets.”

In conjunction with its Chapter 11 petitions and standard and customary first day motions, the Company’s filing included a proposed Plan of Reorganization (the “Plan”) that contemplates, among others: (i) settlement of the majority of the Company’s senior credit facility for approximately 66% of the common stock of the newly reorganized Company, with the balance being settled for a combination of cash and a new four-year term loan; (ii) settlement of the Company’s trade debt and unsecured debt  for approximately 28% of allowable claim amounts and 7.5% of the  common stock of the newly reorganized Company; and (iii) securing financing  of approximately $8.4 million to fund the Plan, for a combination of a new  four-year term loan and approximately 26.5% of the new common stock of the newly reorganized Company. Under the proposed Plan, our existing equity would be eliminated, including all options, warrants and other derivative instruments that are linked to our existing equity.

The foregoing is intended as a summary of the terms of the Plan. A more detailed description can be found within the Company’s Current Report on Form 8-K which will be filed with the Securities and Exchange Commission. A copy of the Plan and Disclosure Statement are available at www.altlng.com. As the Plan and Disclosure Statement have not yet been approved by the Court, the Plan and Disclosure Statement may be materially modified before approval.

The Company’s bankruptcy counsel is Fox Rothschild, LLP.

This press release is for informational purposes only and is not a solicitation to accept or reject the Plan or an offer to sell or a solicitation of an offer to purchase any securities of the Company. Any solicitation or offer to sell will only be made pursuant to and in accordance with the Disclosure Statement and Plan of Reorganization distributed in accordance with the Bankruptcy Code, securities laws and other applicable laws and regulations.

About PNG Ventures, Inc.

Through its Applied LNG Technologies and other subsidiaries, the Company engages in the production, distribution, and sale of liquefied natural gas (“LNG”) to customers consisting of public utilities, industrial end-users and other fleet customers within the transportation, manufacturing, distribution, and municipal markets, primarily in California, Arizona, and Nevada. The Company also offers turnkey fuel solutions, including delivery, equipment storage, fuel dispensing equipment, and fuel loading facilities.

Forward-Looking Statements Disclosure

This press release may contain “forward-looking statements” within the meaning of  Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements may address the Company’s expected future business and financial performance, and often contain words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “seeks,” “will,” and other terms with similar meaning. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from results proposed in such statements. Although the Company believes that the assumptions upon which its forward-looking statements are based are reasonable, it can provide no assurances that these assumptions will prove to be correct. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the Company to continue as a going concern; the Company’s ability to obtain court approval with respect to motions in the Chapter 11 proceeding prosecuted by it from time to time; the ability of the Company to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 cases; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period that the Company has to propose and confirm a Plan of Reorganization; the appointment of a Chapter 11 trustee or examiner or to convert the Company’s bankruptcy cases to cases under Chapter 7 of the U.S. Bankruptcy Code; the Company’s ability to obtain and maintain normal terms with vendors, service providers, and leaseholders and to obtain orders authorizing payments to such parties; the Company’s ability to maintain contracts that are critical to its operations; the potential adverse impact of the Chapter 11 cases on the Company’s liquidity or results of operations; the ability of the Company to fund and execute its business plan; the ability of the Company to attract, motivate and/or retain key executives and associates; the ability of the Company to attract and retain customers; and statements of assumption underlying any of the foregoing, as well as other factors set forth under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2008 filed with the Securities and Exchange Commission and other filings with the SEC.  Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Company’s various pre-petition liabilities, common stock and/or other equity securities. No assurance can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these constituencies. Accordingly, the Company urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities. Readers are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date of this press release. All written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by the foregoing. We assume no duty to update or revise our forward-looking statements based on changes in internal estimates, expectations, or otherwise or to reflect events or circumstances after the date hereof.

Contact:
Rachel Croft
214-613-0214
or email: info@altlng.com